Income Tax Provision	12 Months Ended
Dec. 31, 2022
Income Tax Provision [Abstract]
Income Tax Provision

Note 8. Income Tax Provision

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities were (in thousands):

	Year Ended
	December 31,
	2022	2021
Deferred tax assets:
Federal and state loss carryforwards	$9,017	$5,409
Reserves, accruals and other	344	198
Depreciation and amortization	611	917
Deferred stock-based compensation	2,682	2,691
Capitalized research and development costs	965	—
Research and development credit carryforwards	6,655	6,675
Total deferred tax assets	20,274	15,890
Less: Valuation allowance	(20,274)	(15,890)
Net deferred tax assets, net	$—	$—

The $4.4 million increase in the valuation allowance during 2022 was primarily the result of an increase to the net operating loss carryforwards for the current year. The valuation allowance increased by $2.0 million during the year ended December 31, 2021.

Utilization of the Company’s net operating losses (NOLs) and tax credit carryforwards is subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code (IRC) and similar state provisions. Section 382 of the IRC (Section 382) imposes limitations on a corporation’s ability to utilize its NOL and tax credit carryforwards, if it experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership percentage of certain stockholders in the stock of the corporation by more than 50% over a three-year period. In the event of an ownership change, utilization of the NOLs would be subject to an annual limitation under Section 382 determined by multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate. While a formal study has not been performed, the Company believes that Section 382 ownership changes occurred as a result of financing transaction in 2018 and the Arrangement. The Company believes the Section 382 limitations will result in approximately 89% of the federal and state NOLs expiring before they can be utilized, and approximately 88% of the federal tax credit carryforwards expiring before they can be utilized.

As of December 31, 2022, the Company had NOLs of approximately $228.2 million for federal income tax purposes and approximately $143.6 million for state income tax purposes. Only approximately $34.3 million of the federal NOLs and $25.2 million of the state NOLs are expected to be available before expiration due to the Section 382 limitation. These NOLs are available to reduce future taxable income and will expire at various times from 2025 through 2042, except federal NOLs from 2018 to 2022 which have no expiration date. As of December 31, 2022, the Company also had federal research and development tax credit carryforwards of approximately $8.5 million that will expire at various times through 2042, and California research and development credits of approximately $8.4 million, which do not have an expiration date.

A reconciliation of income taxes provided at the federal statutory rate (21%) to the actual income tax provision is as follows (in thousands):

	Year Ended
	December 31,
	2022	2021
Income tax benefit computed at U.S. statutory rate	$(6,804)	$(1,503)
Research and development credits	(38)	(131)
Stock-based compensation	1,033	—
Amortization of intangible assets	(60)	(60)
Goodwill impairment	2,089	—
Valuation allowance changes affecting tax provision	3,774	1,693
Other	6	1
Income tax provision	$—	$—